SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 17, 2005

AmeriCredit Automobile Receivables Trust 2005-D-A
(Exact name of registrant as specified in its charter)

	Delaware (State or Other Jurisdiction of Incorporation)	333-121120-05 (Commission File Number)	20-3685112 (I.R.S. Employer Identification No.)

c/o	AmeriCredit Financial Services, Inc. Attention: J. Michael May, Esq. 801 Cherry Street, Suite 3900 Fort Worth, Texas (Address of Principal Executive Offices)		76102 (Zip Code)

Registrant's telephone number including area code - (817) 302-7000

(Former name or former address, if changed since last report)

Item 1.01     Entry into a Material Definitive Agreement

Description of the Securities and the Auto Loans

          AmeriCredit Financial Services, Inc., as Sponsor ("AmeriCredit"), has registered an issuance of $1,400,000,000 in principal amount of Securities (the "Securities") on Form S-3. Pursuant to the Registration Statement, AmeriCredit Automobile Receivables Trust 2005-D-A (the "Trust") issued $245,000,000 Class A-1 4.3436% Asset Backed Notes, $321,000,000 Class A-2 4.75% Asset Backed Notes, $595,000,000 Class A-3 4.87% Asset Backed Notes and $239,000,000 Class A-4 5.02% Asset Backed Notes (collectively, the "Notes") and an Asset Backed Certificate (the "Certificate"), on November 17, 2005 (the "Closing Date"). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

          The Notes were issued pursuant to an Indenture attached hereto as Exhibit 4.1, dated as of November 9, 2005 (the "Indenture"), between the Trust and JPMorgan Chase Bank, N.A. ("JPM Chase"), as Trustee and Trust Collateral Agent. The Trust has been formed and the Certificate was issued pursuant to a Trust Agreement dated as of October 25, 2005, as amended and restated as of November 9, 2005 (the "Trust Agreement"), attached hereto as Exhibit 4.2, between AFS SenSub Corp. ("AFS SenSub") and Wilmington Trust Company ("WTC"), as Owner Trustee. The Notes were sold to Credit Suisse First Boston LLC, Barclays Capital Inc., UBS Securities LLC, J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC (the "Underwriters"), pursuant to an Underwriting Agreement attached hereto as Exhibit 1.1, dated as of November 8, 2005 (the "Underwriting Agreement"), among AmeriCredit, AFS SenSub and Credit Suisse First Boston LLC, as representative of the Underwriters (the "Representative").

          The Notes evidence indebtedness of the Trust, the assets of which consist primarily of retail installment sales contracts (the "Receivables") secured by new and used automobiles, light duty trucks and vans financed thereby.

          Pursuant to the Purchase Agreement attached hereto as Exhibit 10.1, dated as of November 9, 2005 (the "Purchase Agreement"), between AmeriCredit and AFS SenSub, AFS SenSub purchased the Receivables from AmeriCredit. Pursuant to the Sale and Servicing Agreement attached hereto as Exhibit 4.3, dated as of November 9, 2005 (the "Sale and Servicing Agreement"), among the Trust, AFS SenSub, AmeriCredit and JPM Chase, as Backup Servicer and Trust Collateral Agent, the Trust purchased the Receivables from AFS SenSub and AmeriCredit, as Servicer, agreed to perform servicing duties with regard to the Receivables.

          On the Closing Date, Ambac Assurance Corporation (the "Insurer") issued the Note Guaranty Insurance Policy attached hereto as Exhibit 4.4, dated as of November 17, 2005 (the "Policy"), pursuant to the Insurance and Indemnity Agreement attached hereto as Exhibit 10.3, dated as of November 17, 2005 (the "Insurance Agreement"), among the Insurer, JPM Chase, as the Indenture Trustee, the Trust, AFS SenSub, as the Seller, and AmeriCredit specifying the conditions precedent to the issuance of the Policy, the premium in respect thereof and certain indemnification obligations of the Trust, AFS SenSub, AmeriCredit and the Indenture Trustee to the Insurer. A spread account ("Spread Account") was created on the Closing Date, for the benefit of the Insurer and the Noteholders, pursuant to the Spread Account Agreement attached hereto as Exhibit 10.4, dated as of November 9, 2005 (the "Spread Account Agreement"), among the Insurer, the Trust and JPM Chase, as the Trustee, the Trust Collateral Agent and the Collateral Agent, as a reserve of cash available to pay certain amounts that otherwise will remain unpaid after application of collections on the Receivables and other available funds.

          Pursuant to the Indemnification Agreement attached hereto as Exhibit 10.2, dated as of November 9, 2005 (the "Indemnification Agreement"), between the Insurer and the Representative of the Underwriters, the parties allocated disclosure risks relating to the Prospectus Supplement dated November 8, 2005 (the "Prospectus Supplement") filed with the Commission pursuant to Rule 424(b)(5) of the Act.

          As of the Initial Cutoff Date, the Receivables had the characteristics described in Exhibit 99.1, attached hereto.

Item 9.01.     Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits:

1.1      Underwriting Agreement, dated as of November 8, 2005, among AmeriCredit, as Sponsor, AFS SenSub, as Seller, and the Representative of the Underwriters.

4.1      Indenture, dated as of November 9, 2005, between the Trust and JPM Chase, as Trustee and Trust Collateral Agent.

4.2      Amended and Restated Trust Agreement, dated as of November 9, 2005, between the AFS SenSub and WTC, as Owner Trustee.

4.3       Sale and Servicing Agreement, dated as of November 9, 2005, among the Trust, AmeriCredit, as Servicer, AFS SenSub and JPM Chase, as Backup Servicer and Trust Collateral Agent.

4.4      Note Guaranty Insurance Policy, dated as of November 17, 2005 and delivered by the Insurer.

10.1      Purchase Agreement, dated as of November 9, 2005, between AmeriCredit, as Seller, and AFS SenSub, as Purchaser.

10.2      Indemnification Agreement, dated as of November 9, 2005, between the Insurer and the Representative.

10.3      Insurance and Indemnity Agreement, dated as of November 17, 2005, among the Insurer, JPM Chase, as Indenture Trustee, the Trust, AFS SenSub, and AmeriCredit.

10.4      Spread Account Agreement, dated as of November 9, 2005, among the Insurer, the Trust and JPM Chase, as the Trustee, the Trust Collateral Agent and the Collateral Agent.

23.1       Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation (see Exhibit 23.1 to Form 8-K filed on November 14, 2005, in connection with Registration Statement No. 333-121120, which is incorporated by reference herein).

99.1      Statistical information for the receivables as of the Initial Cutoff Date.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2005-D-A

By:	AmeriCredit Financial Services, Inc., as Sponsor

	By:	/s/ J. Michael May

	Name:	J. Michael May
	Title:	Senior Vice President, Chief Legal Officer and Secretary

Dated: November 22, 2005

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of November 8, 2005, among AmeriCredit Financial Services, Inc., as Sponsor, AFS SenSub Corp., as Seller (the "Seller"), and Credit Suisse First Boston LLC, as Representative of the Underwriters (the "Representative").

4.1	Indenture, dated as of November 9, 2005, between AmeriCredit Automobile Receivables Trust 2005-D-A (the "Trust") and JPMorgan Chase Bank, N.A., as Trustee and Trust Collateral Agent.

4.2	Amended and Restated Trust Agreement, dated as of November 9, 2005, between the Seller and Wilmington Trust Company, as Owner Trustee.

4.3	Sale and Servicing Agreement, dated as of November 9, 2005, among the Trust, AmeriCredit Financial Services, Inc., as Servicer, the Seller, JPMorgan Chase Bank, N.A., as Backup Servicer and Trust Collateral Agent.

4.4	Note Guaranty Insurance Policy, dated as of November 17, 2005 and delivered by Ambac Assurance Corporation (the "Insurer").

10.1	Purchase Agreement, dated as of November 9, 2005, between AmeriCredit Financial Services, Inc., as Seller, and AFS SenSub Corp., as Purchaser.

10.2	Indemnification Agreement, dated as of November 9, 2005, between the Insurer and the Representative.

10.3	Insurance and Indemnity Agreement, dated as of November 17, 2005, among the Insurer, JPMorgan Chase Bank, N.A., as Indenture Trustee, the Trust, the Seller and AmeriCredit Financial Services, Inc.

10.4	Spread Account Agreement, dated as of November 9, 2005, among the Insurer, the Trust and JPMorgan Chase Bank, N.A., as the Trustee, the Trust Collateral Agent and the Collateral Agent.

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation (see Exhibit 23.1 to Form 8-K filed on November 14, 2005, in connection with Registration Statement No. 333-121120, which is incorporated by reference herein).

99.1	Statistical information for the receivables as of the Initial Cutoff Date.